Securities and Exchange Commission

                           Washington, D.C. 20549

                                 Form 8-K


              Current Report Pursuant to Section 13 or 15(d)
                   of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): December 6, 1999





                 COURTYARD BY MARRIOTT II LIMITED PARTNERSHIP
                (Exact name of registrant as specified in its charter)



    Delaware                            0-16728             52-1533559
(State or other jurisdiction of  (Commission File Number)   (I.R.S.Employer
 incorporation or organization)                             Identification No.)



10400 Fernwood Road, Bethesda, MD                              20817-1109
(Address of principal executive office)                        (Zip Code)

       Registrant's telephone number, including area code: 301-380-2070


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ITEM 5.   OTHER EVENTS

     On December 6, 1999, the General Partner sent to the Limited Partners of the Partnership a letter that accompanied the Partnership's Quarterly Report on Form 10-Q. Such a letter is being filed as an exhibit to this Current Report on Form 8-K.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (C)  Exhibits

99.6 Letter from the General Partner to the Limited Partners of the Partnership that accompanied the Partnership's Quarterly Report on Form 10-Q for the Quarter Ended September 10, 1999.



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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized, on this 17th day of December, 1999.


                                     COURTYARD BY MARRIOTT II
                                     LIMITED PARTNERSHIP

                                     By:    CBM TWO LLC
                                            General Partner



   December 17, 1999          By:   /s/ Earla L. Stowe
                              Name:    Earla L. Stowe
                              Title:   Vice President


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EXHIBIT INDEX


Exhibit No.: 99.2    Description

     Letter from the General Partner to the Limited Partners of the Partnership that accompanied the Partnership's Quarterly Report Form 10-Q for the quarter ended September 10, 1999.